TAX-FREE TRUST OF ARIZONA
                         Supplement to the Prospectuses
                     and Statement of Additional Information
                             dated October 31, 2003
                   as previously supplemented January 2, 2004,
                         March 23, 2004 and May 19, 2004

     The Board of Trustees has approved the following changes to the management arrangements of the Trust. They will become effective August 1, 2004.

     Aquila Investment Management LLC, the Trust's Manager (the "Manager") and a wholly-owned subsidiary of Aquila Management Corporation, the Trust's Founder, will assume full responsibility for management of the Trust's portfolio under the Trust's Advisory and Administration Agreement. There will be no other fundamental changes in the way the Trust is managed and no change in the Trust's management fees.

     Mr. Todd Curtis, who has served as the Trust's portfolio manager since its inception in 1986, will become an employee of the Manager and Senior Vice President/Portfolio Manager of the Trust. He will continue to manage the Trust's portfolio and will continue to be based in Scottsdale, Arizona.

     Under a mutually acceptable arrangement, the Sub-Advisory Agreement between the Manager and Banc One Investment Advisors Corporation will be terminated effective July 31, 2004.

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     Effective 60 days after the date of this supplement, the Exchange Privilege described in the Prospectuses, as previously supplemented, and Statement of Additional Information is modified as follows:

         Prospectus for Class A Shares and Class C Shares:

     The material under the caption "Exchange Privilege" is replaced by the following:

     Generally, you can exchange shares of this Trust into the tax-free municipal bond funds and the equity fund (together with the Trust, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.

         Prospectus for Class I Shares and Class Y Shares:

     The material under the caption "Exchange Privilege" is replaced by the following:

     Generally, you can exchange Class Y shares of this Trust into the tax-free municipal bond funds and the equity fund (together with the Trust, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee.

     The exchange privilege is also available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

     Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.

Statement of Additional Information:

     The second paragraph under the caption "Exchange Privilege" is replaced by the following:

     Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Trust for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

     Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.

     The following important information should be noted:



               [The balance of the information remains the same.]



                   The date of this supplement is July 2, 2004